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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Bruce Robinson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Zygo Corporation on Form 10-Q for the fiscal quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Zygo Corporation.

A signed original of this written statement required by Section 906 has been provided to Zygo Corporation and will be retained by Zygo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                                      Dated:  November 5, 2004


                                                      /s/ J. Bruce Robinson
                                                      -------------------------
                                                      J. Bruce Robinson
                                                      Chairman, President, and
                                                      Chief Executive Officer of
                                                      Zygo Corporation

I, Walter A. Shephard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Zygo Corporation on Form 10-Q for the fiscal quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Zygo Corporation.

A signed original of this written statement required by Section 906 has been provided to Zygo Corporation and will be retained by Zygo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                                      Dated: November 5, 2004


                                                      /s/ Walter A. Shephard
                                                      -------------------------
                                                      Walter A. Shephard
                                                      Vice President, Finance,
                                                      Chief Financial Officer of
                                                      Zygo Corporation